Exhibit 10.8

                         AMENDMENT TO SECURITY AGREEMENT
                           AND SUBORDINATION AGREEMENT

         THIS AMENDMENT TO SECURITY AGREEMENT AND SUBORDINATION AGREEMENT (the "Amendment") is entered into this 5th day of August, 1999 by and among UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the "Company"), Jay Levy, a resident of New Jersey, Warren P. Levy, a resident of New Jersey, and Ronald S. Levy, a resident of New Jersey. Jay Levy, Warren P. Levy and Ronald S. Levy are sometimes individually referred to as a "Secured Party" and collectively referred to as "Secured Parties."

                                   WITNESSETH:

         WHEREAS, the parties hereto are parties to that certain Amended and Restated Security Agreement, dated July 13, 1999 (the "Security Agreement"), pursuant to which the Company granted the Secured Parties a security interest in the Collateral (as defined in the Security Agreement) in order to secure payment of certain loans made by the Secured Parties; and

         WHEREAS, the parties hereto are parties to that certain Subordination Agreement, dated July 13, 1999 (the "Subordination Agreement"), pursuant to which Warren P. Levy and Ronald S. Levy subordinated their security interests in the Collateral to the security interest in the Collateral held by Jay Levy; and

         WHEREAS, on July 30, 1999, Jay Levy loaned the Company $70,000, as evidenced by a secured promissory note dated as of July 30, 1999 (the "July 30 Note") and on the date hereof Jay Levy loaned the Company $200,000, as evidenced by a secured promissory note dated the date hereof (the "August 5 Note"); and

         WHEREAS, the parties hereto desire that the Security Agreement be amended on the terms set forth herein to include the July 30 Note and the August 5 Note in the definition of "Obligations;" and

         WHEREAS, the parties hereto desire that the Subordination Agreement be amended on the terms set forth herein to include the July 30 Note and the August 5 Note in the definition of "Senior Debt."

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
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         1. The definition of the term "Obligations" set forth in Section 1.3 of
the  Security   Agreement  is  hereby  amended  to  include  all   indebtedness,
obligations and liabilities of the Company under the July 30 Note and the August 5 Note.

         2. The definition of the term "Senior Debt" set forth in Section 1.2(a) of the Subordination Agreement is hereby amended to include all indebtedness, obligations and liabilities of the Company to Jay Levy under the July 30 Note and the August 5 Note.

         3. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

         4. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

                                            UNIGENE LABORATORIES, INC.

                                            By:
                                                     Name:
                                                     Title:

                                            ------------------------------------
                                            JAY LEVY


                                            ------------------------------------
                                            WARREN P. LEVY


                                            ------------------------------------
                                            RONALD S. LEVY